Ivy Funds

Supplement dated January 18, 2013 to the

Ivy Funds Statement of Additional Information

dated July 31, 2012

and as supplemented September 12, 2012, December 13, 2012, January 2, 2013 and January 11, 2013

The following is added to the section entitled “Portfolio Managers – Portfolio Managers employed by Wall Street Associates, LLC” that begins on page 105:

The following provides information relating to the following co-portfolio manager of Ivy Micro Cap Growth Fund as of December 31, 2012.

Alexis C. Waadt*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Ms. Waadt assumed co-management responsibilities for Ivy Micro Cap Growth Fund in January 2013.

The following is added to the section entitled “Portfolio Managers — Portfolio Managers employed by Wall Street Associates, LLC — Ownership of Securities” on page 108 for Ivy Micro Cap Growth Fund:

Ownership of Securities

As of December 31, 2012, the dollar range of shares of the Fund beneficially owned by the following portfolio manager was:

Manager	Dollar Range of Shares Owned in Ivy Micro Cap Growth Fund	Dollar Range of Shares Owned in the Fund Complex
Alexis C. Waadt**	$0	$0

**	Ms. Waadt assumed co-management responsibilities of Ivy Micro Cap Growth Fund in January 2013.

Supplement	Statement of Additional Information	1